[EXHIBIT 10 (c) (1)]

         SUMMARY OF DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICIES

Primary Coverage:

   Carrier:            Fidelity and Casualty Insurance Company
   Coverage:           $5,000,000
   Deductibles:        None

   Policy Number:   DNO 002 (5/93)


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   Policy period:      8/01/95 to 8/01/96

Secondary Coverage:

   Carrier:            St Paul Surplus Lines Ins Co
   Coverage:           $5,000,000

   Deductibles:        $175,000
   Policy Number:      6357
   Policy period:      8/01/94 to 8/01/95

[END OF EXHIBIT 10 (c) (1)]